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                                                                   Exhibit 10.39

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of February 28, 2002 by and between Prentiss Properties Trust, a Maryland real estate investment trust (the "Company"), and Salomon Smith Barney Inc. (the "Initial Purchaser") pursuant to the Purchase Agreement dated as of February 25, 2002 (the "Purchase Agreement") between the Company and the Initial Purchaser. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration and other rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

     The Company agrees with the Initial Purchaser, (i) for its benefit as Initial Purchaser and (ii) for the benefit of The Equity Focus Trusts-REIT Portfolio Series, 2002-A (each of the foregoing, a "Holder" and together the "Holders"), it being understood that for purposes of this Agreement the term "beneficial owner" shall not mean any person holding an interest in a unit investment trust solely by reason of such holding, as follows:

     SECTION 1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     Affiliate means with respect to any specified person, an "affiliate" of such person as defined in Rule 12b-2 under the Exchange Act.

     Amendment Effectiveness Deadline Date has the meaning set forth in Section 3(d) hereof.

     Business Day means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

     Common Stock means the shares of beneficial interest, $0.01 par value per share, of the Company.

     Deferral Notice has the meaning set forth in Section 4(i) hereof.

     Deferral Period means the period during which the availability of any Registration Statement and Prospectus is suspended pursuant to Section 4(i) hereof.

     Effectiveness Deadline Date has the meaning set forth in Section 3(a) hereof.

     Effectiveness Period means the period commencing with the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

     Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     Filing Deadline Date has the meaning set forth in Section 3(a) hereof.

     Holder has the meaning set forth in the second paragraph of this Agreement.

     Initial Purchaser has the meaning set forth in the first paragraph of this Agreement.

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     Material Event has the meaning set forth in Section 4(i) hereof.

     Notice and Questionnaire means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Appendix A hereto.

     Notice Holder means on any date any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

     Prospectus means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     Purchase Agreement has the meaning set forth in the first paragraph of this Agreement.

     Registrable Securities means the Shares held by the Initial Purchaser or The Equity Focus Trusts -REIT Portfolio Series, 2002-A (the "Trust") and any securities into or for which the Shares have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security (A) the earliest of (i) its sale under an effective Registration Statement, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) were it not held by an affiliate of the Company or (iii) its sale pursuant to Rule 144 and
(B) as a result of the event or circumstance described in the foregoing clauses
(A)(i) through (A)(iii), the legends with respect to transfer restrictions required pursuant to the Purchase Agreement are removed or removable in accordance with the terms of Rule 144 and the policies and procedures of the Transfer Agent and Registrar; provided, however, that Registrable Securities shall not include any securities into or for which the Shares (and any other securities that constitute Registrable Securities pursuant to this definition) have been converted or exchanged in a transaction under an effective registration statement on Form S-4 under the Securities Act, pursuant to which such securities become freely tradeable without restriction under the Securities Act.

     Registration Statement means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such registration statement.

     Rule 144 means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     Rule 144A means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     Sale Notice has the meaning set forth in Section 2(b) hereof.

     SEC means the Securities and Exchange Commission.

     Securities Act means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

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     Shares means the shares of Common Stock to be purchased by the Initial
Purchaser pursuant to the Purchase Agreement.

     Shelf Registration Statement has the meaning set forth in Section 3(a) hereof.

     Transfer Agent and Registrar means First Chicago Trust Company, a division of Equiserve (or any successor entity), as the transfer agent and registrar for the Common Stock.

     SECTION 2. Sales of Registrable Securities.

     (a) At any time that a Shelf Registration Statement is effective (except during any Deferral Period) and a Notice Holder is entitled to sell Registrable Securities pursuant to such Shelf Registration Statement, the Company shall have no further obligation to such Notice Holder pursuant to this Section 2. In addition, after the expiration of the Effectiveness Period, the Company shall have no further obligation to any Holder pursuant to this Section 2.

     (b) At any time after 60 days after the date hereof and prior to the expiration of the Effectiveness Period that a Notice Holder is not entitled to sell Registrable Securities pursuant to a Shelf Registration Statement (whether because such Shelf Registration Statement is not effective or requires amendment, because of a Deferral Period, because such Notice Holder is not named in such Shelf Registration Statement or otherwise), upon notice (a "Sale Notice") from any such Notice Holder of such Notice Holder's intent to sell such Registrable Securities (which notice shall indicate the number of Registrable Securities to be sold which shall not be less than 10% of all Registrable Securities), the Company shall have the following rights and obligations with respect to such Sale Notice and the sale and/or purchase of such Registrable
Securities:

          (i) (x) If the Sale Notice is delivered to the Company prior to 5:00 p.m. Eastern time on any Business Day, the Company shall have until the commencement of trading on the second succeeding day on which trading of the Common Stock occurs on the principal exchange or quotation system on which the Common Stock is traded or quoted to offer to purchase the Registrable Securities at a price per share in cash equal to the closing sales price for the Common Stock on the date of such Sale Notice (or at such other price mutually agreed between the Company and the relevant Notice Holder); or

               (y) If the Sale Notice is delivered to the Company after 5:00 p.m. Eastern time on any Business Day (or at any time on any day which is not a Business Day), the Company shall have until the commencement of trading on the earlier of (i) the third succeeding day on which trading of the Common Stock occurs on the principal exchange or quotation system on which the Common Stock is traded or quoted or (ii) the third succeeding Business Day to offer to purchase the Registrable Securities at a price per share in cash equal to the closing sales price for the Common Stock on the date of such Sale Notice (or at such other price mutually agreed between the Company and the relevant Notice Holder).

          (ii) If the Company shall have offered to purchase the relevant Registrable Securities in accordance with Section 2(b)(i) hereof, the Company shall be obligated to purchase, and the relevant Notice Holder shall be obligated to sell, such Registrable Securities, with settlement to occur in accordance with the rules and regulations of the SEC and the principal exchange or quotation system on which the Common Stock is traded or quoted, and the Company and the relevant Notice Holder shall enter into customary documentation appropriate to such purchase and sale.

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          (iii) If the Company shall have failed to offer to purchase the relevant Registrable Securities pursuant to Section 2(b)(i) hereof, the relevant Notice Holder shall be entitled to negotiate and enter into a contract for the sale of the relevant Registrable Securities (for cash) with any other party in its sole discretion. In connection with the negotiation and execution of any sale contract pursuant to this Section 2(b)(iii), if requested, the Company agrees to make reasonably available for inspection by the relevant Notice Holder and any parties to whom such Notice Holder intends to sell Registrable Securities and any attorneys and accountants retained by any such party, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the executive officers, trustees and designated employees of the Company and its subsidiaries to make reasonably available for inspection all relevant information reasonably requested by such parties or any such attorneys or accountants in connection with such sale, in each case as is customary for similar "due diligence" examinations; provided that any information that is designated by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such parties or any such attorney or accountant, unless such disclosure is made in connection with a court proceeding or is required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

     SECTION 3. Shelf Registration. (a) The Company shall prepare and file with the SEC, as soon as practicable but in any event by April 12, 2002 (the "Filing Deadline Date"), a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders of all of the Registrable Securities (the "Shelf Registration Statement"). The Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable after filing and within (the "Effectiveness Deadline Date") 90 days after the date hereof, and to keep the Shelf Registration Statement continuously effective under the Securities Act until the expiration of the Effectiveness Period; provided, however, that in the event the SEC elects to review the Shelf Registration Statement, the Effectiveness Deadline Date shall be 150 days after the date hereof. At the time the Shelf Registration Statement becomes effective, each Holder that became a Notice Holder on or prior to the date ten Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

     (b) If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, subject to Section 4, the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep the Subsequent Registration Statement continuously effective until the end of the Effectiveness Period.

     (c) The Company shall supplement and amend the Shelf Registration Statement if required by the Securities Act and as reasonably requested by the holders of a majority of the Shares constituting Registrable Securities.

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     (d) Each Holder wishing to sell Registrable Securities pursuant to a Shelf
Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least five Business Days prior to the initial intended distribution of Registrable Securities by such Holder under the Shelf Registration Statement. From and after the date the Shelf Registration Statement becomes effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within five Business Days after such date:

          (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable, but in any event by the date (the "Amendment Effectiveness Deadline Date") 45 days after the date such post-effective amendment is required by this clause to be filed;

          (ii) provide such Holder copies of any documents filed pursuant to
     Section 3(d)(i) hereof; and

          (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3(d)(i) hereof; provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 4(i). The Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus.

     SECTION 4. Registration Procedures. In connection with the registration obligations of the Company under Section 3 hereof, the Company shall:

     (a) Before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Initial Purchaser copies of all such documents proposed to be filed and use its reasonable best efforts to reflect in each such document when so filed with the SEC such comments as the Initial Purchaser reasonably shall propose within two Business Days of the delivery of such copies to the Initial Purchaser.

     (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective from the Effectiveness Deadline Date to the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement until the expiration of the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

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     (c) As promptly as practicable, give notice to the Notice Holders and the
Initial Purchaser (i) when any Prospectus, prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request, following the effectiveness of the Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement would be appropriate, which notice may, at the discretion of the Company (or as required pursuant to Section 4(i)), state that it constitutes a Deferral Notice, in which event the provisions of Section 4(i) shall apply.

     (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as soon as practicable.

     (e) If reasonably requested by the Initial Purchaser or any Notice Holder, as promptly as practicable incorporate in a prospectus supplement or post-effective amendment to a Registration Statement such information as the Initial Purchaser or such Notice Holder shall, on the basis of an opinion of nationally-recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such prospectus supplement or such post-effective amendment; provided that the Company shall not be required to take any actions under this Section 4(e) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

     (f) As promptly as practicable furnish to each Notice Holder and the Initial Purchaser, without charge, at least one conformed copy of any Registration Statement and any amendment thereto, including exhibits, and make available for inspection all documents incorporated or deemed to be incorporated therein by reference.

     (g) Deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents to the use of the Prospectus and each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

     (h) Prior to any public offering of the Registrable Securities, register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); keep each such registration or qualification (or exemption therefrom) effective during the period that the Shelf Registration Statement is required to be effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the applicable

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Registration Statement and the related Prospectus, provided, however, that the
Company shall not be obligated to take any action to effect any such registration or qualification pursuant to this Section 4(h) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration or qualification unless the Company is already subject to service in such jurisdiction.

     (i) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "Material Event") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development or public filing with the SEC that, in the sole discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus:

          (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use their reasonable best efforts to cause it to become effective as promptly as is practicable, and

          (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Notice Holder shall not sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it (x) is advised in writing by the Company that the Prospectus may be used, and (y) has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the sole discretion of the Company, such suspension is no longer appropriate.

     (j) Enter into such customary agreements and take all such other customary actions in connection therewith (including those requested by the Holders of a majority of the Shares constituting Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an underwritten offering and in connection therewith:

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          (i) provide customary indemnities to underwriters in connection with underwritten offerings and to the extent possible, make such representations and warranties to the Holders and any underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference therein, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested;

          (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders of a majority of the Shares constituting Registrable Securities being sold, such underwriters and their respective counsel) addressed to each selling Holder and underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings;

          (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired or to be acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and

          (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Shares constituting Registrable Securities being sold, the underwriters and their respective counsel to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder.

     (k) If requested in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make reasonably available for inspection by the Notice Holders of such Registrable Securities and any broker-dealers, attorneys and accountants retained by such Notice Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the executive officers, trustees and designated employees of the Company and its subsidiaries to make reasonably available for inspection all relevant information reasonably requested by such Notice Holders or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided that any information that is designated by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Notice Holders or any such broker-dealer, attorney or accountant, unless such disclosure is made in connection with a court proceeding or is required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

     (l) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of

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the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

     (m) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations and registered in such names as such Notice Holder may request.

     (n) Provide a CUSIP number for all Registrable Securities not later than the effective date of the Shelf Registration Statement and provide the Transfer Agent and Registrar with printed certificates for the Registrable Securities that are in a form eligible for deposit with the Depository Trust Company.

     (o) Provide such information as is required for any filings required to be made with the NASD.

     SECTION 5. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to
Section 3(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder shall promptly furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder pursuant to a Registration Statement shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or relating to its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or relating to its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

     SECTION 6. Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 3 and 4 hereof whether or not any Registration Statement becomes effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses
(x) with respect to filings required to be made with the NASD and (y) to comply with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders may designate pursuant to Section 4(h) hereof), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company, (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company in connection with the Shelf Registration Statement, (v) reasonable fees and disbursements of the Transfer Agent and Registrar and (vi) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 6, each seller of Registrable Securities shall pay all registration expenses to the extent the Company is prohibited by applicable Blue Sky laws from paying for or on behalf of such seller of Registrable Securities. In addition, the Company shall bear the fees and expenses described in Section 2(b)(iv) hereof. All other selling expenses incurred in connection with the sale of Registrable Securities by any of the Holder shall be borne by such Holder. The Company shall have no obligation to pay and shall not pay any underwriting fees, discounts, commissions or transfer taxes in connection with the offer and sale of the Securities by such Holder, and each of the Company, the Initial Purchaser and any such Holder shall pay the expenses of its own counsel.

     SECTION 7. Indemnification. (a) Indemnification of Holders. The Company agrees to indemnify each Holder and each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever including reasonable legal fees and expenses, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information relating to any Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto), or any preliminary prospectus or Prospectus (or any amendment or supplement thereto).

     (b) Indemnification of Company, Trustees, Officers and other Holders. Each Holder severally agrees to indemnify and hold harmless the Company, its trustees, each of its officers who signs any Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each other Holder and each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any Registration Statement (or any amendment thereto), or any preliminary prospectus or Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or such preliminary prospectus or Prospectus (or any amendment or supplement thereto); provided that with respect to any amount due to an indemnified person under this paragraph (b), each Holder shall be liable only to the extent of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder except to the extent of actual damages suffered by such delay and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Holders of a majority of the Shares constituting Registrable Securities, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company shall be deemed to be equal to the total net proceeds from the initial placement pursuant to the Purchase Agreement (before deducting expenses) of the Registrable Securities to which such losses, claims, damages or liabilities relate. The relative benefits received by any Holder shall be deemed to be equal to the value of receiving Registrable Securities that are registered under the Securities Act.

     The relative fault of the Company, on the one hand, and the Holders, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 8, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 8, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each trustee of the Company, each officer of the Company who signs any Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Holders' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement giving rise to the losses, liabilities, claims, damages or expenses, and not joint.

     SECTION 9. Information Requirements. The Company shall file the reports required to be filed by it under the Exchange Act, and, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report required to be filed and filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities under the Exchange Act.

     SECTION 10. Miscellaneous.

     (a) No Conflicting Agreements. The Company has not entered, as of the date hereof, nor shall it, on or after the date of this Agreement enter, into any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the Shares then constituting Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Shares then constituting Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

          (x) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

          (y) if to the Company, to:

              Prentiss Properties Trust
              3890 W. Northwest Highway, Suite 400
              Dallas, Texas 75220
              Attention:  Thomas F. August, Kevan Dilbeck and Greg Imhoff
              Fax:  214-350-2408

              with a copy to:

              Michael E. Dillard, P.C.
              Akin, Gump, Straus, Hauer & Feld, LLP
              1700 Pacific Avenue, Suite 4100
              Dallas, Texas 75201
              Fax: 214-969-4343

              and

          (z) if to the Initial Purchaser, to:

              Salomon Smith Barney Inc.

              388 Greenwich Street
              New York, New York 10013
              Attention: Manager, Investment Banking Division
              Fax: 212-816-7360

              with a copy to:

              Kathleen L. Werner, Esq.
              Clifford Chance Rogers & Wells LLP
              200 Park Avenue
              New York, New York 10166
              Fax: 212-878-8375

or to such other address as such person may have furnished to the other persons identified in this Section 10(c) in writing in accordance herewith.

     (d) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchaser or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (e) Successors and Assigns. Any person who purchases any Registrable Securities from the Initial Purchaser shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

     (i) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

     (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the

Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

     (k) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4, 5, 7 or 8 hereof, each of which shall remain in effect in accordance with its terms.

     (l) Remedies. The Company and the Initial Purchaser acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any state thereof having jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                              PRENTISS PROPERTIES TRUST


                                              By  /s/ Michael A. Ernst
                                                  ------------------------------
                                                  Name:  Michael A. Ernst
                                                  Title: Chief Financial Officer


Accepted as of the date first above written:

SALOMON SMITH BARNEY INC.


By     /s/ Jeff Horowitz
   --------------------------------------
     Name:  Jeff Horowitz
     Title: Managing Director